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                           STOCK PURCHASE AGREEMENT


            AGREEMENT dated as of June 30, 1995 by and between ENZON, INC., a Delaware corporation, with offices at 20 Kingsbridge Road, Piscataway, New Jersey 08854 ("Seller" or "Company") and SCHERING CORPORATION, a New Jersey corporation with offices at 2000 Galloping Hill Road, Kenilworth, New Jersey 07003 ("Purchaser").


                             W I T N E S S E T H:

            WHEREAS, Purchaser desires hereby to make an equity investment in Seller on the terms and conditions hereinafter set forth; and

            WHEREAS, Seller desires Purchaser to make such an investment.

            NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

SECTION 1.  PURCHASE AND SALE OF THE SHARES.

            1.1 PURCHASE AND SALE. Subject to and upon the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, on the Closing Date (as defined in Section 8.1) hereof, that number of shares (the "Shares") of the Seller's $.01 par value common stock (the "Common Stock") equal to the quotient of (i) $2,000,000, divided by (ii) the Per Share Purchase Price (as defined in Section 1.2).

            1.2 PURCHASE PRICE. The per share purchase price (the "Per Share Purchase Price") for the Shares shall be the average of the last reported sale price of the Common Stock during the period commencing on May 18, 1995 and ending on June 28, 1995, as reported by the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") (adjusted for stock splits, recapitalizations or similar events). The aggregate purchase price for the Shares shall be $2,000,000 (the "Purchase Price").

            1.3 PAYMENT AT CLOSING AND DELIVERY OF SHARES. On the Closing Date, Purchaser shall pay to Seller the Purchase Price for the Shares in immediately available funds by either bank or cashier's check or wire transfer to an account designated by the Seller. Simultaneously therewith, Seller shall deliver to Purchaser certificates representing the Shares.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF SELLER.

            Seller hereby represents and warrants to Purchaser as follows:

            2.1 ORGANIZATION AND QUALIFICATION. Each of the Seller and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, except, in the case of such subsidiaries, as would not have a Material Adverse Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Seller and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Seller and its subsidiaries taken as a whole.
            2.2 AUTHORIZATION; ENFORCEMENT. (i) The Seller has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby have been duly authorized by the Seller's Board of Directors and no further consent or authorization of the Seller or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            2.3 CAPITALIZATION. As of March 31, 1995, the authorized capital stock of the Seller consisted of (i) 40,000,000 shares of Common Stock of which 25,481,385 shares were issued and outstanding and (ii) 3,000,000 shares of Preferred Stock $.01 par value, of which 109,000 shares designated as Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are entitled to preemptive rights. Except as disclosed in SCHEDULE 2.3, as of March 31, 1995, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Seller or any of its subsidiaries, or arrangements by which the Seller or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Seller or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Seller or any of its subsidiaries. The Seller has furnished to the Purchaser true and correct copies of the Seller's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation") and the Seller's By-laws as in effect on the date hereof (the "By-laws").

            2.4 ISSUANCE OF SHARES. The Shares are duly authorized and when paid for in accordance with the terms hereof shall be validly issued, fully paid and non-assessable and, based in part on the representations of Purchaser contained in Sections 3 and 4 of this Agreement, will be issued to Purchaser in compliance with all applicable Federal and State securities laws.

            2.5 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated thereby do not (i) result in a violation of the Seller's Certificate of Incorporation or By-laws, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Seller or any of its subsidiaries is a party, or to the best knowledge of Seller, result in a violation of any law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Seller, any of its subsidiaries or by which any property or asset of the Seller or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). To the best of Seller's knowledge, the businesses of the Seller and its subsidiaries are not being conducted, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws, the Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue the Shares, and sell the Shares in accordance with the terms hereof.

            2.6 SEC DOCUMENTS, FINANCIAL STATEMENTS. The Seller has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), except that the Company inadvertently did not file a Financial Data Schedule to its Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 which it intends to file as soon as reasonably practicable by amendment to such Form 10-Q (all of the foregoing filed during the period commencing on January 1, 1993 and ending as of the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Seller has delivered to the Purchaser true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Seller included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Seller and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            2.7   ABSENCE  OF UNDISCLOSED LIABILITIES.  Except as disclosed  in
SCHEDULE 2.7, the Seller and its subsidiaries do not have any "Undisclosed Liabilities." For purposes hereof, "Undisclosed Liabilities" shall mean any and all liabilities or obligations (whether absolute, accrued, contingent or otherwise), which are neither (i) accrued or reserved against in the Seller's financial statements contained in the SEC Documents or reflected in the notes thereto, (ii) reflected or disclosed in any other Schedule furnished under and referred to in this Agreement, or (iii) normally recurring liabilities incurred subsequent to March 31, 1995 in the ordinary course of business and consistent with past practice.

            2.8 ABSENCE OF ADVERSE CHANGES. Except as set forth in SCHEDULE 2.8, since March 31, 1995 through the date hereof, there has not been any (i) material adverse change in the business, operations, properties, assets, liabilities or condition (financial or otherwise) of the Seller or its subsidiaries; (ii) damage, destruction or loss, whether covered by insurance or not, adversely affecting in any material respect the business, properties or financial condition of the Seller or its subsidiaries; (iii) change by the Seller or its subsidiaries in accounting methods or principles used for financial reporting purposes; or (iv) agreement, whether in writing or otherwise, to take any action which would result in a condition described in this Section 2.8.

            2.9 LITIGATION. There is no judicial or administrative action or other proceeding pending or, to the best of the knowledge of the Seller, threatened, nor, to the best of the knowledge of the Seller, is there any governmental investigation pending or threatened, that questions the validity of any of the transactions contemplated by this Agreement.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

            Purchaser hereby represents and warrants to Seller as follows:

            3.1 AUTHORIZATION; ENFORCEMENT. (i) The Purchaser has the requisite corporate power and authority to enter into and perform this Agreement, (ii) the execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Purchaser or its Board of Directors or stockholders is required, (iii) this Agreement has been duly authorized, executed and delivered by the Purchaser, and (iv) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            3.2 NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not (i) result in a violation of the Purchaser's charter documents or by-laws or (ii) conflict with, or constitute a default (or an event of default) under, any agreement, indenture or instrument to which the Purchaser or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental agency (including Federal and state securities laws and regulations) applicable to the Purchaser, any of its subsidiaries or their respective properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Purchaser). The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or purchase the Shares in accordance with the terms hereof.

            3.3 INVESTMENT INTENT. Purchaser is purchasing the Shares for investment only for its own account, and not with a view to the sale or distribution of all or any part thereof, and Purchaser has no present intention of selling or distributing any of the Shares. Purchaser understands and agrees that the Shares are not and will not be registered under the Securities Act in reliance on the fact that the sale of the Shares provided for in this Agreement and the issuance of such securities are exempt from the registration provisions of the Securities Act and that Seller's reliance on any exemptions from such registration provisions is predicated, in part, on the Purchaser's representations set forth herein.

            3.4 DISCLOSURE OF INFORMATION; ETC. The Purchaser represents that it has received all the information it considers necessary or appropriate, including the SEC Documents, to make its decision to purchase the Shares. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Seller regarding the terms and conditions of the purchase of the Shares.

            3.5   STOCK   OWNERSHIP.    Prior   to  the  consummation  of   the
transactions contemplated by this Agreement, Purchaser will have owned no shares of Common Stock, warrants or other securities of Seller.

SECTION 4.  SECURITIES ACT RESTRICTIONS.

            4.1 NO REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Purchaser represents and warrants to the Seller that the Purchaser will not dispose of any Shares (or any other securities issued with respect thereto upon any conversion, stock split, stock dividend, recapitalization or similar event) (collectively the "Restricted Securities") except pursuant to (i) an effective registration statement filed under the Securities Act, (ii) Rule 144 under the Securities Act (or any similar rule under the Securities Act relating to the disposition of securities) or (iii) an opinion of counsel, reasonably satisfactory to counsel for Seller, that an exemption from such registration is available.

            4.2   CERTIFICATES  TO  BEAR  LEGENDS.   The  Restricted Securities
shall be subject to a stop-transfer order and the certificate or certificates evidencing the Restricted Securities shall bear the following legend:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (ii) TO THE EXTENT APPLICABLE, UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

            4.3 REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS. The legend relating to the Securities Act endorsed on each certificate for Restricted Securities pursuant to Section 4.2 and any stop transfer instructions with respect to the Restricted Securities represented by such certificate shall be removed and Seller shall issue a certificate without such legend pursuant to instructions received from the Purchaser if such Restricted Securities are sold pursuant to a registration under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, or if the Purchaser provides to Seller an opinion of counsel for the Purchaser reasonably satisfactory to Seller, or a no-action letter or interpretive opinion of the staff of the SEC to the effect that a public sale, transfer or assignment of such Restricted Securities may be made without registration under the Securities Act.

            4.4   TRANSFER  TO  AFFILIATES.   Notwithstanding the provisions of
Section 4.1 above, no registration under the Securities Act or opinion of counsel shall be necessary for a transfer by Purchaser of the Shares to a subsidiary, shareholder or affiliate of the Purchaser, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the Purchaser hereunder.

SECTION 5.  CONDITIONS TO CLOSING.

            5.1 CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE. The obligation of Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction at or before the Closing Date of all of the following conditions:

      (i) PERFORMANCE BY SELLER. Each of the acts and undertakings of Seller to be performed at or before the Closing Date pursuant to the terms of this Agreement shall have been performed in all material respects.

      (ii)      ACCURACY   OF   REPRESENTATIONS.    The   representations   and
                warranties of Seller in this Agreement shall be true and correct in all respects on and as of the Closing Date.

      (iii) CERTIFICATES.   Seller  shall  have   furnished  Purchaser  with  a
            certificate of its chief executive officer to the effect set forth in Sections 5.1(i) and (ii).

      (iv) OPINION OF COUNSEL. Purchaser shall have received an opinion, dated the Closing Date, of Ross & Hardies, counsel to Seller in reasonable and customary form.

            5.2 CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction at or before the Closing Date of all of the following conditions:

      (i) PERFORMANCE BY PURCHASER. Each of the acts and undertakings of Purchaser to be performed at or before the Closing Date pursuant to the terms of this Agreement shall have been performed in all material respects.

      (ii)      ACCURACY   OF   REPRESENTATIONS.    The   representations   and
                warranties of Purchaser in this Agreement shall be true and correct in all respects on and as of the Closing Date.

      (iii) CERTIFICATES.   Purchaser  shall  have  furnished   Seller  with  a
            certificate of an executive officer to the effect set forth in this
            Section 5.2(i) and (ii).

SECTION 6.  TERMINATION.

            This Agreement and the transactions contemplated hereby may be abandoned or terminated on or before the Closing Date without any obligation to any party hereunder: (i) by mutual agreement of Purchaser and the Seller; or
(ii) at the option of Seller or the Purchaser, if (a) any legal action or proceeding shall have been instituted or threatened by a third party seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby, or (b) the transactions contemplated hereby are not consummated by August 31, 1995.

SECTION 7.  REGISTRATION OF COMMON STOCK: COVENANTS OF THE COMPANY.

            7.1 DEFINITIONS. Unless the context otherwise requires, the terms defined in this Section 7 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

                  "BOARD" means the Board of Directors of the Company.

                  "HOLDER" of any security means the record or beneficial owner of such security or any permitted assignee thereof.

                  "PERSON"  means  any  natural  person,  corporation,   trust,
association, company, partnership, joint venture or other entity or any government, governmental agency, instrumentality or political subdivision.

                  The terms "REGISTER", "REGISTERED" "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration for ordering of the effectiveness of such registration statement.

                  "REGISTRABLE SECURITIES" means (i) the shares of Common Stock sold pursuant to this Agreement and (ii) any Common Stock issued or issuable (either directly or upon the conversion of or exercise of any warrant, right or other security) with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however that such shares of Common Stock shall cease to be Registrable Securities if they are (w) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (x) sold in a transaction pursuant to Rule 144 under the Securities Act, or (y) otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (z) they cease to be outstanding.

            7.2 DEMAND REGISTRATION.

                  (a) If and whenever the Company shall receive at any time after six (6) months after the Closing Date hereunder a written request therefor from the Holders of at least 25 percent of the Registrable Securities, the Company agrees to prepare and file promptly a registration statement under the Securities Act covering the shares of Registrable Securities which are the subject of such request and agrees to use its best efforts to cause such registration statement to become effective as expeditiously as possible. Upon the receipt of such request, the Company agrees to give prompt written notice to all Holders of Registrable Securities that such registration is to be effected. The Company agrees to include in such registration statement such shares of Registrable Securities for which it has received a written request to register such shares by the Holders thereof within twenty (20) days after the receipt by the Holders of the written notice from the Company.

                  (b) The Company shall be obligated to prepare, file and cause to become effective only three (3) registration statements pursuant to this Section 7.2. A registration required to be effected by the Company pursuant to this Section 7.2 shall not be deemed to have been effected even though a registration statement with respect thereto has become effective (i) if after it has become effective, such registration becomes the subject of any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, for any reason not attributable to the Holders initiating the registration request hereunder (the "Initiating Holders") with respect to such registration statement, and has not thereafter become effective or (ii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Initiating Holders with respect to such registration statement.

                  (c) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they agree to provide the Company with the name of the managing underwriter or underwriters (the "Managing Underwriter"), who shall be reasonably acceptable to the Company, that the Initiating Holders holding a majority of the Shares to be included in the registration propose to employ, as part of their request made pursuant to this Section 7.2, and the Company agrees to include such information in its written notice referred to in Section 7.2.(a). In such event, the right of any Holder to registration pursuant to this Section 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Holders of a majority of the shares of Registrable Securities to be included in such registration and such Holder). All Holders proposing to distribute their securities through such underwriting agree to enter into (together with the Company) an underwriting agreement with the underwriter or underwriters elected for such underwriting, in the manner set forth above, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Holders of a majority of the shares of Registrable Securities to be included in such registration.

                  (d) Notwithstanding the foregoing, if the Managing Underwriter of an underwritten distribution advises the Company and the Holders of Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be included in such registration exceeds the number of shares of Registrable Securities and the other securities which can be sold in such offering, then (i) the other securities so requested to be included in such registration shall initially be reduced and the number of shares of Registrable Securities so requested to be included in such registration shall subsequently be reduced, together to that number of shares which in the good faith judgment of the Managing Underwriter can be sold in such offering and (ii) the reduced number of Registrable Securities to be included in the underwriting shall be allocated pro rata among all Holders of Registrable Securities. Those Registrable Securities which are excluded from the underwriting by reason of the Managing Underwriter's marketing limitation shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period which the Managing Underwriter reasonably determines is necessary to effect the underwritten public offering, which in no event shall be in excess of 120 days.

            7.3 "PIGGYBACK" REGISTRATION.

                  (a) Each time the Company shall determine to file a registration statement under the Securities Act (other than pursuant to Section
7.2 hereof and other than on Form S-4, S-8 or a registration statement on Form S-1 covering solely any employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company agrees to give prompt written notice of its determination to all Holders of Registrable Securities. Upon the written request of a Holder of any shares of Registrable Securities given within twenty (20) days after the receipt of such written notice from the Company, the Company agrees to cause all such Registrable Securities, the Holders of which have so requested registration thereof, to be included in such registration statement and to use its best efforts to cause such registration statement to become effective under the Securities Act. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request pursuant to this
Section 7.3(a) to register Registrable Securities may specify that such securities are to be included in the underwriting (i) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters, under such registration, or (ii) on terms and conditions comparable to those normally applicable to offerings of Common Stock in reasonably similar circumstances in the event that no shares of Common Stock other than Registrable Securities are being sold through underwriters in such registration.

                  (b) If the registration of which the Company gives written notice pursuant to Section 7.3(a) is for an underwritten public offering, the Company agrees to so advise the Holders as a part of its written notice. In such event the right of any Holder to registration pursuant to this Section 7.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting agree to enter into (together with the Company and the other Holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

                  (c) Notwithstanding any other provision of this Section 7.3, if the Managing Underwriter of an underwritten distribution advises the Company and the Holders of the Registrable Securities requesting participation in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered under this Section 7.3 exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the Managing Underwriter can be sold in such offering (except for shares to be issued by the Company in a public offering, which shall have priority over the Registrable Securities), and (ii) such reduced number of shares shall be allocated among all participating Holders of Registrable Securities and holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities and other securities requested to be registered held by such Holders at the time of filing the registration statement. All Registrable Securities and other securities which are excluded from the underwriting by reason of the Managing Underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period which the Managing Underwriter reasonably determines is necessary to effect the underwritten public offering, which in no event shall exceed 120 days.

                7.4     REGISTRATION EXPENSES.

                  (a) The Company shall pay all expenses incurred in effecting the registration of Registrable Securities pursuant to Section 7 including, without limitation, all federal and state registration, qualification and filing fees (subject to Section 7.5(d)), printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the participating Holders together, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but not including underwriting discounts, commissions and expenses.

                  (b) Notwithstanding the foregoing, in the event that a registration pursuant to Section 7.2 is requested by the Initiating Holders and such request is withdrawn prior to the filing of a registration statement by the Company, or such Holder causes the Company to withdraw a registration statement prior to its effectiveness, then at the choice of the Initiating Holders and Holders requesting inclusion of their shares in such registration statement either (i) the Initiating Holders and Holders requesting inclusion of their shares in such registration shall bear pro rata all expenses otherwise borne by the Company and set forth in Section 7.4(a) or (ii) such requested registration shall be deemed to be one of the registrations the Company is required to effect pursuant to Section 7.2 hereof; provided however, if at the time of the withdrawal, the Initiating Holders and the other Holders have learned of a material adverse change which would have a Material Adverse Effect with respect to the Company which was not known to such Holders at the time of their request, then such Holders shall not be required to pay any of such registration expenses and shall retain their rights pursuant to Section 7.2.

            7.5 REGISTRATION  PROCEDURES.   If  and  whenever  the  Company  is
required by the provisions of Section 7 to effect the registration of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement which includes the Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed;
                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of Registrable Securities covered by such registration statement whenever a Holder shall desire to sell or otherwise dispose of the same;

                  (c) furnish to each participating Holder (and to each underwriter, if any, of Registrable Securities) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdiction as each participating Holder shall reasonably request and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions, except that the Company shall not for any purpose be required to consent generally to service of process or qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to counsel selected by the participating Holders copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

                  (f)   enter  into  and  perform  its  obligations   under  an
underwriting agreement, in usual and customary form, with the Managing Underwriter of such offering;

                  (g) notify the participating Holders at any time when a prospectus relating to any Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Holders of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made and use its best efforts to cause each such amendment to become effective;

                  (h) furnish at the request of the participating Holders on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 7 (i) an opinion addressed to the underwriters, if any, and to such Holders, dated such date, of the counsel representing the Company customarily given by company counsel to the underwriters in an underwritten public offering, and (ii) a letter dated such date addressed to the underwriters, if any, and to such Holders, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering; and

                  (i) use its best efforts to cause all such Registrable Securities to be listed on the securities exchange, if any, or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ/NMS"), on which the Common Stock is then listed.

            7.6 FORM S-3 REGISTRATION. In case the Company shall receive no sooner than six (6) months after the Closing Date from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

                  (a)    promptly   give   written   notice   of  the  proposed
registration, and any related qualification, to all other Holders; and

                  (b) as soon as practicable, file a registration statement and effect such registration and all such qualifications as may be so requested, subject to Section 7.5(d) hereof, and as such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified, in a written request given within 15 business days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration or qualification pursuant to this Section 7.6:
(i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than Five Hundred Thousand Dollars ($500,000); (iii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this
Section 7.6; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 7.6; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Registrations effected pursuant to this Section 7.6 shall not be counted as demand registrations effected pursuant to Section 7.2.

            7.7 INDEMNIFICATION.   In  the  event  Registrable  Securities  are
registered pursuant to this Section 7:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of the Agreement and any underwriter (within the meaning of the Securities Act) with respect to the Registrable Securities, and each officer, director, employee and agent thereof and each person, if any, who otherwise controls such Holder or underwriter (within the meaning of the Securities Act), against any losses, claims, damages, expenses or liabilities, joint or several, to which they may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or other federal or state law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue or allegedly untrue statement of any material fact contained in the registration statement for the Registrable Securities, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading or arise out of any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and will reimburse such Holder, any underwriter, officer, director, employee, agent or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of the Company, which shall not be unreasonably withheld, nor shall the Company be liable under this Section 7.7(a) to such Holder, such underwriter, officer, director, employee, agent or controlling person for any such loss, claim, damage, expense, liability or action to the extent that it arises out of, or is based upon, an untrue statement or allegedly untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by such Holder, such underwriter, officer, director, employee, agent or such controlling person, nor shall the Company be liable under this Section 7.7(a) to any underwriter or person who controls any underwriter (within the meaning of the Securities Act) who participates in the offering or sale of the Registrable Securities, with respect to any preliminary prospectus, final prospectus, or amendments or supplements thereto to the extent that any such loss, claim, damage or liability results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter.

                  (b) To the extent permitted by law, each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, each of its employees, agents, directors and officers, each person, if any, who otherwise controls the Company (within the meaning of the Securities
Act), and any underwriter (within the meaning of the Securities Act) against any losses, claims, damages, expenses or liabilities to which the Company or any such person or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or action in respect thereof) arise out of, or are based upon any untrue or allegedly untrue statement of any material fact contained in a registration statement for the Registrable Securities, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading; in each case to the extent that such untrue statement or allegedly untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by such Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this
Section 7.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of such Holder, which shall not be unreasonably withheld; and such Holder will reimburse the Company or any such person or underwriter for any legal or other expenses reasonably incurred by the Company or any such person or underwriter in connection with investigating or defending such loss, claim, damage, liability, expense or action.

                  (c)   Promptly  after  receipt  by an indemnified party under
this Section 7.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnifying party shall not have the right to direct the defense of such an action on behalf of an indemnified party if such indemnified party has reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party; provided, however, that in such event, the indemnifying party shall bear the fees and expenses of only one (1) separate counsel for all indemnified parties. The failure to notify an indemnifying party promptly of the commencement of any such action if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 7.7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 7.7.
                  (d)   To  the extent permitted by  law,  the  indemnification
provided for under this Section 7.7 will remain in full force and effect regardless of any investigation made by a controlling person (within the meaning of the Securities Act) of such indemnified party and will survive the transfer of any securities.

                  (e) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount representing such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, no underwriter, if any, shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public were offered to the public exceeds the amount of any damages which underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 7.7(e) shall be several in proportion to their respective underwriting commitments and not joint.

            7.8 REPORTS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities to the public without registration, and with a view to making it possible for any such Holder to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

                  (a) use its best efforts to take such action as is necessary to enable a Holder to utilize Form S-3 for the sale of Registrable Securities;

                  (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) Furnish to a Holder owning any Registrable Securities upon request (i) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose Registrable Securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably required in availing any Holder of Registrable Securities of any such Registrable Securities without registration or pursuant to such form.

            7.9 TRANSFERABILITY. The right to cause the Company to register Registrable Securities granted by the Company to the Holders under this Agreement may be assigned by any Holder to a transferee or assignee of any Registrable Securities, provided that the Company must receive written notice prior to or at the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned. The limitations set forth in this Section 7 with respect to registration rights shall apply to all transferees or assignees of Registrable Securities.


SECTION 8.  CLOSING.

            8.1 CLOSING DATE. The "Closing Date" shall be the 20th day subsequent to the date hereof, or such other date as the parties may mutually agree to in writing. The closing shall commence at 10:00 a.m. at the offices of Schering Corporation, 2000 Galloping Hill Road, Kenilworth, New Jersey 07033, or such other time or place as the parties may mutually agree in writing.

            8.2 INSTRUMENTS TO BE DELIVERED TO PURCHASER. On the Closing Date, the Seller shall deliver to the Purchaser:

(i)         Certificate(s) representing the Shares.

(ii)        Certificate of the Seller's chief  executive  officer  required  by
            Section 5.1(iii).

            8.3 INSTRUMENTS AND PAYMENTS TO BE DELIVERED TO SELLER. On the Closing Date, the Purchaser shall deliver to the Seller:

      (i)   The Purchase Price as provided in Section 1.2.

      (ii)  Certificate of an executive officer required by Section 5.2(iii).

SECTION 9.  NOTICES.

            SECTION 9.1 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective
(i) upon hand delivery or delivery by facsimile (with confirmation of such receipt made by first class mail) at the address or number designated below (if delivered on any business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:


            If to the Seller:

            Enzon, Inc
            20 Kingsbridge Road
            Piscataway, New Jersey 08854
            Telecopy:  (908) 980-9606
            Attention:  Corporate Secretary

            With copies to:

            Ross & Hardies
            65 East 55th Street
            31st Floor
            New York, New York 10022
            Telecopy:  (212) 421-5682
            Attention:  Kevin T. Collins, Esq.

            If to the Purchaser:

            Schering Corporation
            2000 Galloping Hill Road
            Kenilworth, New Jersey  07033
            Telecopy:   (908) 298-5379
            Attention:  Vice President, Business Development

            With copies to:

            Schering-Plough Corporation
            One Giralda Farms
            Madison, New Jersey  07940-1000
            Telecopy:   (201) 822-1960
            Attention:  Senior Vice President and General Counsel

Either party hereto may from time to time change its address for notices under this Section 9.1 by giving at least ten (10) days' written notice of such changed address to the other party hereto.
SECTION 10. MISCELLANEOUS.

            10.1 EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, Seller and Purchaser shall each pay all of their own fees and expenses incidental to the negotiation, preparation and execution of this Agreement, including the fees and expenses of their own counsel, accountants and other experts.

            10.2 BROKERAGE. Seller and Purchaser each represent and warrant to the other that no finder's fee or business brokerage commission is payable to any person, firm or corporation by virtue of the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

            10.3 SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND AGREEMENTS. The representations, warranties and covenants of the parties set forth herein shall survive the Closing Date.

            10.4 ASSIGNMENT. This Agreement and all of its provisions shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other party.

            10.5 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience of reference only and shall neither be deemed to constitute part, nor be given any effect in the interpretation, of this Agreement.

            10.6 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey with respect to agreements made and to be performed entirely in such state without giving effect to conflict of laws principles.

            10.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            10.8  MODIFICATION.    This   Agreement  may  not  be  modified  or
terminated orally. Any modification or termination of this Agreement shall not be valid unless expressed in writing and signed by the parties.

            10.9 WAIVER OF COMPLIANCE. Any failure of Seller, on the one hand, or Purchaser, on the other, to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by Seller, in the case of Purchaser, and by the Purchaser, in the case of Seller, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Moreover, any such waiver shall not be deemed to be a waiver of the right to seek damages for a nonmaterial breach hereof.

            10.10 ENTIRE AGREEMENT. This Agreement, and the other documents referred to herein which form a part hereof, contain the entire understanding of the parties in respect of the subject matter contained herein. There are no agreements, restrictions, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            10.11 PUBLICITY. No party shall originate any publicity, news release, or other announcement, written or oral, relating to this Agreement, or to performance hereunder or the existence of an arrangement between the parties hereto without the prior written approval of the other. Nothing contained herein shall prevent any party from at any time disclosing or furnishing any information to any governmental authority which it is by law so obligated to disclose or furnish or from making any disclosure which its counsel deems necessary or advisable in order to fulfill such party's disclosure obligations under applicable law or the rules of the NASDAQ/NMS (or any exchange on which the Company's securities are hereafter registered) or the New York Stock Exchange.

            10.12 MUTUAL CONTRIBUTION. This Agreement has been drafted on the basis of the mutual contribution of language by the parties and is not to be construed against any party as being the drafter or causing the same to be drafted.


            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              ENZON, INC.



                              By:/S/ PETER G. TOMBROS
                                    Peter G. Tombros, President
                                    and Chief Executive Officer


                              SCHERING CORPORATION


                              By:/S/ DAVID POORVIN
                              Name:  DAVID POORVIN
                              Title: VICE PRESIDENT

                                 SCHEDULE 2.3


            As of March 31, 1995 there were 3,756,880 outstanding options to purchase the Company's common stock (the "Common Stock"), $.01 par value per share, of which (i) 3,556,880 were reserved for issuance at March 31, 1995 pursuant to the Company's Non-Qualified Stock Option Plan and (ii) 200,000 were issued to Abraham Abuchowski, the Company's Chairman of the Board, pursuant to an employment agreement.

            As of March 31, 1995, there were 109,000 shares of Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") of the Company outstanding which are convertible into 247,727 shares of Common Stock.

            As of March 31, 1995, there were 60,014 warrants outstanding to purchase 60,014 shares of Series A Preferred Stock, which in turn would be convertible into 136,395 shares of Common Stock.

                                 SCHEDULE 2.7


            Subsequent to March 31, 1995, the Company agreed to settle a fee dispute by paying $470,000 and issuing a warrant to purchase an aggregate of 150,000 shares of the Company's Common Stock.

                                 SCHEDULE 2.8


                                     None.

                            ENZON, INC.

                       OFFICER'S CERTIFICATE


     Reference is made to the Purchase Agreement (the "Purchase Agreement") dated as of June 30, 1995, between Schering Corporation, a corporation organized and existing under the laws of the State of New Jersey (the "Purchaser"), and Enzon, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. The undersigned, Peter G. Tombros, President and Chief Executive Officer of the Company, pursuant to Section 5.1(iii) of the Purchase Agreement hereby certifies that:


     1. Each of the acts and undertakings of the Company to be performed pursuant to the terms of the Purchase Agreement has been performed in all material respects.

     2. The representations and warranties of the Company contained in the Purchase Agreement were true and correct in all respects when made and are true and correct in all respects as of the date hereof, as if made on the date hereof (except for representations and warranties that speak as of a particular date, which were true and correct in all respects when made and have not changed in any respect which could have a Material Adverse Affect on the Company or the transactions contemplated by the Purchase Agreement).

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of June 30, 1995.




                                   /S/        PETER        G.       TOMBROS

                                   PETER G. TOMBROS
                                   President and Chief
                                   Executive Officer

                       SCHERING CORPORATION

                       OFFICER'S CERTIFICATE



          Reference is made to the Purchase Agreement (the "Purchase Agreement") dated as of June 30, 1995, between Schering Corporation, a corporation organized and existing under the laws of the State of New Jersey (the "Purchaser"), and Enzon, Inc., a corporation organized and existing under the laws of the State of Delaware. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. The undersigned, Vice President of the Purchaser, pursuant to Section 5.2 (iii) of the Purchase Agreement hereby certifies that:

          1. Each of the acts and undertakings of the Purchaser to be performed pursuant to the terms of the Purchase Agreement has been performed in all material respects.

          2. The representations and warranties of the Purchaser contained in the Purchase Agreement were true and correct in all respects when made and are true and correct in all respects as of the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of June 30, 1995.


                                                  /S/ DAVID POORVIN
                                                  David Poorvin
                                                  Vice President